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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4
                                  LOANS > 600K

TABLE OF CONTENTS

1. Product Types
----------------
2. Originator
-------------
3. Lien Position
----------------
4. Range of Gross Interest Rates (%)
------------------------------------
5. Range of Cut-off Date Principal Balances ($)
-----------------------------------------------
6. Original Terms (Months)
--------------------------
7. Range of Remaining Terms (Months)
------------------------------------
8. Range of Original Combined LTV Ratios (%)
--------------------------------------------
9. Range of Gross Margins (%)
-----------------------------
10. Range of Minimum Mortgage Rates (%)
---------------------------------------
11. Range of Maximum Loan Rates (%)
-----------------------------------
12. Initial Periodic Cap (%)
----------------------------
13. Subsequent Periodic Cap (%)
-------------------------------
14. Next Rate Adjustment Dates
------------------------------
15. Geographic Distribution of Mortgaged Properties
---------------------------------------------------
16. Occupancy Type
------------------
17. Property Type
-----------------
18. Loan Purpose
----------------
19. Documentation Level
-----------------------
20. Prepayment Penalty Term
---------------------------
21. Range of Credit Scores
--------------------------

1.   PRODUCT TYPES

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
PRODUCT TYPES                                LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed - 15 Year                                1          638,599     4.77       5.880        175      67.71      682.0
-------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                                3        1,997,843    14.92       5.945        357      63.09      669.5
-------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                          10        6,835,761    51.04       7.009        357      76.40      639.3
-------------------------------------------------------------------------------------------------------------------------
ARM - 3 Year/6 Month                           2        1,380,195    10.31       7.888        356      75.64      558.1
-------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 2 Year/6 Month             2        1,308,000     9.77       7.011        357      66.20      635.9
-------------------------------------------------------------------------------------------------------------------------
Interest Only ARM - 3 Year/6 Month             1          602,730     4.50       6.250        356      90.00      618.0
-------------------------------------------------------------------------------------------------------------------------
Interest Only Fixed - 30 Year                  1          629,499     4.70       6.790        356      77.90      700.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

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                                       ---

2.   ORIGINATOR

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
ORIGINATOR                                   LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

BNC                                            6        3,960,919    29.58       6.899        356      84.73      631.5
-------------------------------------------------------------------------------------------------------------------------
Peoples Choice                                 4        2,651,685    19.80       6.855        358      73.78      653.7
-------------------------------------------------------------------------------------------------------------------------
All State                                      3        2,164,943    16.17       7.366        356      59.05      596.4
-------------------------------------------------------------------------------------------------------------------------
Aegis                                          3        2,053,983    15.34       6.740        300      70.03      630.5
-------------------------------------------------------------------------------------------------------------------------
Impac                                          2        1,283,718     9.59       6.000        356      70.12      649.0
-------------------------------------------------------------------------------------------------------------------------
Chapel                                         1          647,879     4.84       6.750        358      67.60      715.0
-------------------------------------------------------------------------------------------------------------------------
Encore                                         1          629,499     4.70       6.790        356      77.90      700.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

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                                       ---

3.   LIEN POSITION

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
LIEN POSITION                                LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

1st Lien                                      20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

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                                       ---

4.   RANGE OF GROSS INTEREST RATES (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF GROSS INTEREST RATES (%)            LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

4.000 - 4.999                                  1          635,329     4.74       4.990        354      71.11      702.0
-------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                  2        1,282,938     9.58       5.865        267      63.15      680.0
-------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                 12        8,054,768    60.14       6.740        357      72.73      653.3
-------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                  4        2,672,823    19.96       7.557        356      81.50      593.0
-------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                  1          746,768     5.58       8.650        355      74.90      526.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 4.990
Maximum: 8.650
Weighted Average: 6.843

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                                       ---

5.   RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

--------------------------------------------------------------------------------------------------------------------------
                                                                      % OF
                                                                     MORTGAGE
                                                        AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                         CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                             NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                               OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                            MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)  LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
--------------------------------------------------------------------------------------------------------------------------

600,000.01 >=                              20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 602,730
Maximum: 797,275
Average: 669,631

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                                       ---

6.   ORIGINAL TERMS (MONTHS)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
ORIGINAL TERMS (MONTHS)                      LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

180                                            1          638,599     4.77       5.880        175      67.71      682.0
-------------------------------------------------------------------------------------------------------------------------
360                                           19       12,754,028    95.23       6.891        357      73.90      636.9
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 351

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                                       ---

7.   RANGE OF REMAINING TERMS (MONTHS)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF REMAINING TERMS (MONTHS)            LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

169 - 180                                      1          638,599     4.77       5.880        175      67.71      682.0
-------------------------------------------------------------------------------------------------------------------------
349 - 360                                     19       12,754,028    95.23       6.891        357      73.90      636.9
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 175
Maximum: 359
Weighted Average: 348

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                                       ---

8.   RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF ORIGINAL COMBINED LTV RATIOS (%)    LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

40.01 - 50.00                                  1          700,000     5.23       6.500        357      41.18      634.0
-------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                                  2        1,362,514    10.17       6.390        358      59.36      654.3
-------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                                  4        2,582,447    19.28       6.505        312      68.22      657.2
-------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                                 10        6,855,429    51.19       7.114        356      76.81      618.5
-------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                                  2        1,284,236     9.59       6.383        356      90.00      699.2
-------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                                 1          608,000     4.54       7.600        356      95.00      638.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 41.18
Maximum: 95.00
Weighted Average: 73.61

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                                       ---

9.   RANGE OF GROSS MARGINS (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF GROSS MARGINS (%)                   LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                               5        3,265,941    24.39       6.095        321      66.85      677.8
-------------------------------------------------------------------------------------------------------------------------
<=5.000                                     2        1,297,341     9.69       6.850        359      72.04      728.5
-------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                  4        2,802,738    20.93       6.955        357      76.81      614.4
-------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                  3        1,981,815    14.80       6.817        357      61.62      609.7
-------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                  3        2,052,041    15.32       6.894        356      83.76      656.1
-------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                  2        1,245,981     9.30       7.416        356      87.32      585.8
-------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                  1          746,768     5.58       8.650        355      74.90      526.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 3.500
Maximum: 7.250
Non Fixed Rate Weighted Average: 5.809

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                                       ---

10.  RANGE OF MINIMUM MORTGAGE RATES (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF MINIMUM MORTGAGE RATES (%)          LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                               5        3,265,941    24.39       6.095        321      66.85      677.8
-------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                  4        2,631,816    19.65       6.416        356      71.71      666.1
-------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                                  6        4,075,279    30.43       6.918        357      74.84      641.4
-------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                                  1          637,981     4.76       7.240        356      80.00      536.0
-------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                  3        2,034,842    15.19       7.657        357      81.97      610.8
-------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                                  1          746,768     5.58       8.650        355      74.90      526.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 6.250
Maximum: 8.650
Non Fixed Rate Weighted Average: 7.084

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                                       ---

11.  RANGE OF MAXIMUM LOAN RATES (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF MAXIMUM LOAN RATES (%)              LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                               5        3,265,941    24.39       6.095        321      66.85      677.8
-------------------------------------------------------------------------------------------------------------------------
<= 13.000                                   5        3,292,157    24.58       6.817        358      72.31      653.5
-------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500                                3        1,984,236    14.82       6.424        356      72.78      676.2
-------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000                                4        2,857,543    21.34       7.296        357      77.08      604.9
-------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500                                1          637,981     4.76       7.240        356      80.00      536.0
-------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000                                1          608,000     4.54       7.600        356      95.00      638.0
-------------------------------------------------------------------------------------------------------------------------
15.501 - 16.000                                1          746,768     5.58       8.650        355      74.90      526.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 12.390
Maximum: 15.650
Non Fixed Rate Weighted Average: 13.618

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                                       ---

12.  INITIAL PERIODIC CAP (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
INITIAL PERIODIC CAP (%)                     LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                               5        3,265,941    24.39       6.095        321      66.85      677.8
-------------------------------------------------------------------------------------------------------------------------
2                                              6        3,960,919    29.58       6.899        356      84.73      631.5
-------------------------------------------------------------------------------------------------------------------------
3                                              9        6,165,767    46.04       7.203        357      70.04      623.3
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 2.000
Maximum: 3.000
Weighted Average: 2.609

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                                       ---

13.  SUBSEQUENT PERIODIC CAP (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
SUBSEQUENT PERIODIC CAP (%)                  LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                               5        3,265,941    24.39       6.095        321      66.85      677.8
-------------------------------------------------------------------------------------------------------------------------
1                                             14        9,426,686    70.39       7.127        357      78.36      625.9
-------------------------------------------------------------------------------------------------------------------------
1.5                                            1          700,000     5.23       6.500        357      41.18      634.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 1.000
Maximum: 1.500
Weighted Average: 1.035

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                                       ---

14.  NEXT RATE ADJUSTMENT DATES

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
NEXT RATE ADJUSTMENT DATES                   LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate                                     5        3,265,941    24.39       6.095        321      66.85      677.8
-------------------------------------------------------------------------------------------------------------------------
Jul-06                                         7        4,788,536    35.76       7.048        356      79.01      626.1
-------------------------------------------------------------------------------------------------------------------------
Aug-06                                         1          700,000     5.23       6.500        357      41.18      634.0
-------------------------------------------------------------------------------------------------------------------------
Sep-06                                         3        2,005,763    14.98       7.113        358      75.78      637.2
-------------------------------------------------------------------------------------------------------------------------
Oct-06                                         1          649,462     4.85       6.950        359      76.47      742.0
-------------------------------------------------------------------------------------------------------------------------
Jun-07                                         1          746,768     5.58       8.650        355      74.90      526.0
-------------------------------------------------------------------------------------------------------------------------
Jul-07                                         1          602,730     4.50       6.250        356      90.00      618.0
-------------------------------------------------------------------------------------------------------------------------
Aug-07                                         1          633,426     4.73       6.990        357      76.51      596.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Weighted Average: September 2006

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                                       ---

15.  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
GEOGRAPHIC DISTRIBUTION OF                 MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
MORTGAGED PROPERTIES                         LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

California                                    12        8,070,573    60.26       6.866        356      73.41      617.4
-------------------------------------------------------------------------------------------------------------------------
Illinois                                       2        1,282,888     9.58       6.970        358      76.49      669.9
-------------------------------------------------------------------------------------------------------------------------
Kansas                                         1          767,805     5.73       7.750        356      73.33      584.0
-------------------------------------------------------------------------------------------------------------------------
Tennessee                                      1          681,506     5.09       6.500        356      90.00      771.0
-------------------------------------------------------------------------------------------------------------------------
Florida                                        1          659,037     4.92       7.600        358      80.00      617.0
-------------------------------------------------------------------------------------------------------------------------
Michigan                                       1          647,879     4.84       6.750        358      67.60      715.0
-------------------------------------------------------------------------------------------------------------------------
Hawaii                                         1          644,339     4.81       5.850        359      58.64      678.0
-------------------------------------------------------------------------------------------------------------------------
Texas                                          1          638,599     4.77       5.880        175      67.71      682.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 8

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                                       ---

16.  OCCUPANCY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
OCCUPANCY TYPE                               LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Primary                                       16       10,680,146    79.75       6.864        346      74.83      638.6
-------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                             3        2,064,601    15.42       6.762        357      69.20      617.0
-------------------------------------------------------------------------------------------------------------------------
Second Home                                    1          647,879     4.84       6.750        358      67.60      715.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

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                                       ---

17.  PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
PROPERTY TYPE                                LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence                       10        6,790,003    50.70       6.647        356      70.83      652.3
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Planned Unit Development                       4        2,692,214    20.10       7.325        313      78.89      603.4
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2-4 Family                                     4        2,617,946    19.55       6.630        357      73.08      657.1
-------------------------------------------------------------------------------------------------------------------------
Condominium                                    2        1,292,463     9.65       7.301        358      78.29      606.7
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
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18.  LOAN PURPOSE

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                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
LOAN PURPOSE                                 LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Refinance - Cashout                           12        8,107,129    60.53       6.807        342      70.85      617.7
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Purchase                                       6        3,888,194    29.03       6.746        357      78.72      684.4
-------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                          2        1,397,304    10.43       7.318        356      75.39      636.3
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
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19.  DOCUMENTATION LEVEL

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                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
DOCUMENTATION LEVEL                          LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Full Documentation                            12        8,035,678    60.00       6.616        357      75.71      660.5
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Stated Documentation                           4        2,813,332    21.01       7.279        356      61.38      596.5
-------------------------------------------------------------------------------------------------------------------------
Limited/Alternate Documentation                4        2,543,616    18.99       7.078        311      80.50      618.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
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20.  PREPAYMENT PENALTY TERM

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                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
PREPAYMENT PENALTY TERM                      LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

No Prepayment Penalty                          5        3,436,060    25.66       7.307        323      73.81      621.7
-------------------------------------------------------------------------------------------------------------------------
12 Months                                      1          681,506     5.09       6.500        356      90.00      771.0
-------------------------------------------------------------------------------------------------------------------------
24 Months                                      9        6,044,988    45.14       6.979        357      73.04      619.7
-------------------------------------------------------------------------------------------------------------------------
36 Months                                      5        3,230,072    24.12       6.167        356      71.00      665.8
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
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21.  RANGE OF CREDIT SCORES

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                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF CREDIT SCORES                       LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

526 - 550                                      2        1,384,749    10.34       8.000        355      77.25      530.6
-------------------------------------------------------------------------------------------------------------------------
576 - 600                                      4        2,748,467    20.52       7.202        357      74.61      589.8
-------------------------------------------------------------------------------------------------------------------------
601 - 625                                      3        2,059,042    15.37       6.914        357      82.44      619.2
-------------------------------------------------------------------------------------------------------------------------
626 - 650                                      4        2,673,755    19.96       6.824        357      65.07      634.9
-------------------------------------------------------------------------------------------------------------------------
676 - 700                                      3        1,912,437    14.28       6.169        297      68.01      686.6
-------------------------------------------------------------------------------------------------------------------------
701 - 725                                      2        1,283,208     9.58       5.879        356      69.34      708.6
-------------------------------------------------------------------------------------------------------------------------
726 - 750                                      1          649,462     4.85       6.950        359      76.47      742.0
-------------------------------------------------------------------------------------------------------------------------
751 - 775                                      1          681,506     5.09       6.500        356      90.00      771.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        20       13,392,627   100.00       6.843        348      73.61      639.0
-------------------------------------------------------------------------------------------------------------------------

Minimum: 526
Maximum: 771
Weighted Average: 639

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